UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 10, 2020

Date of report (Date of earliest event reported)

GOODRICH PETROLEUM CORPORATION

(Exact Name of Registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana St., Suite 700

Houston, Texas 77002

(Address of principal executive offices)

(713) 780-9494

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GDP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2020, Goodrich Petroleum Corporation (the “Company”) appointed Kristen M. McWatters, the Company’s Controller, as Senior Vice President, Chief Financial Officer and Chief Accounting Officer effective December 17, 2020. Ms. McWatters replaces Robert T. Barker who served as the Company’s Senior Vice President and Chief Financial Officer since January 2017 and is retiring effective December 16, 2020. The Company announced Mr. Barker’s notice of retirement on September 25, 2020. His decision to retire was based on personal reasons and not the result of any disagreement relating to our operations, policies or practices.

In this role, Ms. McWatters will serve as the Company’s principal financial officer in addition to her other roles. Ms. McWatters will receive an annual salary of $200,000, and she will be eligible for other usual and customary benefits. Ms. McWatters is a Certified Public Accountant (CPA) who joined the Company in 2017 and has been its Controller since March 2020. Prior to joining the Company, Ms. McWatters served as Controller for Spark Energy, Inc., a publicly traded independent retail energy services company, from 2015 to 2016 and their Senior Manager, Financial Reporting from 2014 to 2015. From 2011 to 2014, Ms. McWatters served in various positions with Southwestern Energy, a publicly traded independent energy company, including Manager, Financial Reporting from 2013 to 2014. From September 2008 to 2011, Ms. McWatters worked for KPMG, LLP.

There are no arrangements or understandings between Ms. McWatters and any other person pursuant to which she was selected as Chief Financial Officer, nor are there any family relationships between Ms. McWatters and any of the Company’s directors or executive officers. There are no transactions between Ms. McWatters and the Company that would be reportable under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

December 16, 2020	By:	/s/ Michael J. Killelea
	Name:	Michael J. Killelea
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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